SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - OCTOBER 26, 1999
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.

                                October 26, 1999



ITEM 5.  OTHER EVENTS.


         On October 26, 1999, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its third quarter earnings press release. A copy of the earnings press release is attached hereto as Exhibit 99.1. The transcript of the earnings conference call held Tuesday, October 26, 1999, as edited by the Company, can be found on the Company's internet site at http//www.hsresources.com. Click on Investor Info and then click on Quarterly Earnings Conference Call to listen to the audio version or click on Transcript to read the transcript. The transcript is also attached hereto as Exhibit 99.2.





ITEM 7(c).  EXHIBITS FILED.


Exhibit Number    Description
-----------------------------

99.1              Earnings Press Release, dated October 26, 1999.

99.2              Transcript of Earnings Conference call


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HS RESOURCES, INC.



                                         By: /s/ JAMES M. PICCONE
                                            -----------------------------------
                                            James M. Piccone
                                            Vice President




Dated:  November 9, 1999.


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